                                                                   Exhibit 10.35


                             AMPHORA DISCOVERY CORP.

                KNAPP FOUNDER RESTRICTED STOCK PURCHASE AGREEMENT

        This Restricted Stock Purchase Agreement (the "Agreement") is entered into as of October 8, 2001, by and between Amphora Discovery Corp., a Delaware corporation (the "Company"), and Michael R. Knapp ("Purchaser").

        Whereas in order to give the Purchaser an opportunity to acquire an equity interest in the Company and in connection with the Consulting Agreement, dated as of even date hereof, between the Company and the Purchaser (the "Consulting Agreement"), the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained herein.

        Therefore, in consideration of the mutual covenants and representations set forth herein and in the Consulting Agreement, the Company and the Purchaser agree as follows:

        1. SALE OF STOCK. The Company hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase an aggregate of 900,000 shares of the Company's Common Stock (the "Shares"), at a purchase price of $0.10 per share (the "Purchase Price") representing the current fair market value of such shares as determined by the Company's Board of Directors, for an aggregate purchase price of $90,000.00.

        2. PAYMENT OF PURCHASE PRICE. The Purchase Price for the Shares shall be paid, in part, by delivery to the Company at the time of execution of this Agreement of a check in the amount of $900.00 made payable to the Company, and the remainder of the Purchase Price shall be paid by cancellation of all amounts owed by the Company to the Purchaser for services rendered by the Purchaser to the Company prior to the date hereof, including, but not limited to, services provided by the Purchaser in connection with the formation and funding of the Company.

        3.     DEFINITIONS.

               (a) "Shares" refers to the purchased Shares and all shares received in respect thereof as a consequence of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, reorganizations or the like, and all new, substituted or additional securities or other properties to which Purchaser is or may be entitled by reason of Purchaser's ownership of the Shares.

               (b) "Unvested Shares" shall mean any of the Shares subject to the Company's Repurchase Option described in Section 5 which have not yet been released pursuant to Section 4 below from such Repurchase Option.

               (c)    "Repurchase Option" shall have the meaning set forth in
Section 5.

               (d) "Cause" shall mean any of the following: (i) the willful failure by Purchaser to substantially perform its duties with the Company (other than due to Purchaser's incapacity as a result of physical or mental illness);
(ii) the willful engaging by Purchaser in conduct which is determined by the Board of Directors of the Company to be materially adverse to the Company, its business or reputation, or which constitutes gross misconduct; (iii) Purchaser's material breach of the terms of this Agreement, the Consulting Agreement, or any other agreements between the Purchaser and the Company; (iv) Purchaser's refusal to serve as a member of the Board of Directors of the Company if requested by the Company; (v) Purchaser's voluntary termination of the Consulting Agreement; or (vi) Purchaser's conviction for or admission or plea of no contest with respect to a felony involving moral turpitude, an act of fraud against the Company, the misappropriation of material property belonging to the Company or an act of violence against an officer, director, employee or consultant of the Company; provided, however, that in the event that any of the foregoing events in (i) (ii) or (iii) is capable of being cured, the Company shall provide written notice to Purchaser describing the nature of such event, and Purchaser shall thereafter have thirty (30) business days from the date of delivery of such notice to cure such event.

        4. VESTING. The Shares shall vest and be released from the Company's Repurchase Option in accordance with the following provisions:

               (a) One Hundred percent (100%) of the Shares shall be subject to the Company's Repurchase Option as of the date hereof. The Shares subject to the Repurchase Option shall be released from such Repurchase Option as follows:
(i) Fifty percent (50%) of the Shares shall be released as of the date of the closing of the Company's proposed Series A Preferred Stock financing (the "Vesting Start Date"); (ii) One-ninety-sixth (1/96) of the Shares shall be released one (1) month after the Vesting Start Date; and (iii) an additional one-ninety-sixth (1/96) of the subject Shares shall be released each full month thereafter, provided that Purchaser continues to remain available to serve as a member of the Company's Board of Directors or provide advisory services to the Company (the "Services") during such period. If the Services of the Purchaser are terminated by the Company other than for Cause, all Shares shall be immediately released from the Company's Repurchase Option. The Shares which have been released from the Company's Repurchase Option shall be delivered to the Purchaser at the Purchaser's request

        5.     REPURCHASE OPTION.

               (a) Repurchase. Effective as of the date (the "Expiration Date") that the Purchaser voluntarily ceases providing Services to the Company or if the Services are terminated by the Company for Cause, the Company or its assignee shall have an irrevocable, exclusive option (the "Repurchase Option") for a period of ninety (90) days from the Expiration Date to repurchase at the Purchase Price up to that number of shares which shall constitute Unvested Shares as of the Expiration Date.

               (b) Mechanics of Repurchase. In order to exercise the Repurchase Option, the Company shall deliver written notice of exercise to Purchaser within the time period specified in paragraph 5(a) above. The Company shall pay to Purchaser within the time period specified in paragraph 5(a), the aggregate repurchase price by check. Upon delivery of such notice, (i) the Company or its assignee shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto; (ii) the Company shall have the right to retain and transfer to its own name or the name of its assignee the repurchased Shares; and (iii) Purchaser shall retain solely the right to receive the payment for the Shares so repurchased.

        6. RESTRICTIONS ON TRANSFER. Except for the transfer of the Shares to the Company or its assignee as contemplated by this Agreement, no Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Repurchase Option in accordance with the provisions of this Agreement, provided that the Purchaser may transfer all or any of the shares subject to the Repurchase Option to its spouse, children, parents or any other member of his immediate family, siblings, parents of siblings and siblings of spouse, or any trust or trust for their benefit, as long as any such transferee agrees in writing to be bound by this Agreement to the same extent as the Purchaser and executes such other documentation as may reasonably be requested by the Company or its legal counsel in connection with such transfer.

        7. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following restrictive legends (in addition to any legend required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT SAYING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

        THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS AVAILABLE UPON THE REQUEST OF THE REGISTERED HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

        8. ADJUSTMENTS FOR STOCK SPLITS, ETC. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, recapitalization, merger, reorganization or other change in the Shares which may be made by the Company after the date of this Agreement.

        9. ESCROW. As security for the faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power and assignment in the form attached hereto as Exhibit 2, executed by Purchaser (with the date and number of Shares left blank), to the Secretary of the Company ("Escrow Agent"). Escrow Agent shall hold such Shares pursuant to an escrow agreement in the form attached hereto as Exhibit 1, by which Escrow Agent shall be authorized to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. The Shares shall be released from escrow upon termination of the Repurchase Option provided for in Section 5.

        10. MARKET STAND-OFF AGREEMENT. Purchaser and each transferee of the Shares issued hereunder agrees by acceptance hereof or thereof not to sell, make a short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Purchaser without the prior written consent of the Company or the underwriters managing the initial underwritten public offering of the Company's securities, for such period of time (not to exceed one hundred eighty (180) days) as may be requested by the Company and the managing underwriter, and further agrees to execute any agreement reflecting the above provision as may be requested by the underwriters at the time of any such initial public offering.

        11. PURCHASER'S REPRESENTATIONS. In connection with the Purchaser's purchase of the Shares, the Purchaser hereby represents and warrants to the Company as follows:

               (a) Investment Intent; Capacity to Protect Interests. The Purchaser is purchasing the Shares solely for her own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole or in part for any other person. Purchaser either has a pre-existing business or personal relationship with the Company and has the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

               (b) Residence. The Purchaser's principal residence is located at the address indicated beneath the Purchaser's signature below.

               (c) Information Concerning the Company. The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Purchaser has deemed necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and the Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

               (d) Economic Risk. The Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Purchaser's investment.

               (e) Restricted Securities. The Purchaser understands and acknowledges that:

                      (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares;

                      (ii) the share certificate representing the Shares will be stamped with the legends specified in Section 7 hereof; and

                      (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

               (f) Disposition under Rules 144 and 701. The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of purchase and payment of the Shares (unless Rule 701 promulgated under the Act is available), and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company; (ii) adequate information concerning the Company is then available to the public; and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

        The Purchaser understands that the resale provisions of Rule 701, if available, will not apply until ninety (90) days after the Company becomes subject to reporting obligations under the Exchange Act. There can be no assurance that the requirements of Rule 144 or Rule 701 will be met, or that the Shares will ever be saleable.

               (g)    Section 83(b) Election. The Purchaser understands that
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the stock pursuant to the Repurchase Option. The Purchaser understands that he may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit 3 hereto. The Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by the Purchaser, as the Repurchase Option lapses, on the difference between the purchase price and the fair market value of the Shares at the time such restrictions lapse.

        THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER
        SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        12.    GENERAL PROVISIONS.

               (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

               (b) This Agreement, including its Exhibits, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser.

               (c) Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered, if delivered personally; three (3) business days after the business day of deposit in the U.S. mail, by registered or certified mail with postage prepaid; one (1) business day after the business day of facsimile transmission, if a confirmation copy is sent by first class mail with postage prepaid; or, one (1) business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to any party at such party's address as set forth at the end of this Agreement or such other address as the party may designate by notifying the other in writing.

               (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (f) Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.


                                     * * * *

By Purchaser's signature below, Purchaser represents that Purchaser hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.


"COMPANY"

AMPHORA DISCOVERY CORP.

By:  /s/ Martin Haslanger
    -------------------------------------

Name: Martin Haslanger
      -----------------------------------

Title: President & CEO
       ----------------------------------


"PURCHASER"

/s/ Michael R. Knapp
-----------------------------------------

Michael R. Knapp
-----------------------------------------

738 Glenmere Way, Emerald Hills, CA 94062
-----------------------------------------
Residence Address

                                CONSENT OF SPOUSE

        The undersigned spouse of Michael R. Knapp has read and approves the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any right under the Agreement.


                                          /s/ Marianne Knapp
                                        ---------------------------------------

                                    EXHIBIT 1

                            JOINT ESCROW INSTRUCTIONS

                                                                 October 8, 2001

Secretary
Amphora Discovery Corp.
c/o Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Dear Sir:

        As Escrow Agent for both Amphora Discovery Corp., a Delaware Corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, to which a copy of these Joint Escrow Instructions is attached as Exhibit 1, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of the notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, in accordance with the Agreement, against the simultaneous delivery to you of the purchase price (by check) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to the shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of Purchaser, but no more than once each year, unless the Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then Unvested Shares subject to the Repurchase

Option. Within one hundred twenty (120) days after cessation of Purchaser's employment with or services to the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

        5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any duly approved arbitrator or court of competent jurisdiction. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        9. You shall not be liable for the outlawing of any rights under any applicable statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a duly appointed arbitrator or court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        14. At the option of either the Company or Purchaser, any and all disputes or controversies arising from or respecting this agreement shall be decided by binding arbitration under the rules of the American Arbitration Association. The arbitration shall require one arbitrator. Arbitration shall take place in Santa Clara County, California or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy. The arbitrator shall be able to decree any and all relief of an equitable nature and to award damages, with or without an accounting and costs. The decree of judgment of an award rendered by the arbitrator may be entered in any court of competent jurisdiction.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given when delivered, if given by personal delivery: three (3) business days after the business day of deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid; one (1) business day after the business day of facsimile transmission, if a confirmation copy is sent via first class mail, postage prepaid; or one (1) business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to each of the other parties thereunto entitled at the addresses indicated in the Company's records, or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                        Very truly yours,

                                        COMPANY:

                                        AMPHORA DISCOVERY CORP.
                                        A Delaware Corporation

                                        By: /s/ Martin Haslanger
                                            -----------------------------------

                                        Title: President
                                               --------------------------------


                                        PURCHASER:

                                        /s/ Michael R. Knapp
                                        ---------------------------------------
                                        (Signature)

                                        Michael R. Knapp
                                        ---------------------------------------
                                        (Print Name)
ESCROW AGENT:


   /s/ Michael O'Donnell
--------------------------------
Secretary

                                    EXHIBIT 2

                           STOCK POWER AND ASSIGNMENT

                            SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of ___________, 20____ the undersigned hereby sells, assigns and transfers unto ___________________________________________________, shares of the Common Stock of Amphora Discovery Corp., a Delaware Corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. _____ delivered herewith, and does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: ___________________, 20___


                                        _______________________________________
                                        (Signature)


                                        _______________________________________
                                        (Print Name)






This Stock Power may only be utilized for the repurchase of Shares by the Company in accordance with the provisions of the Restricted Stock Purchase Agreement dated as of ____________, 20____ by and between the signatory hereto and the Company.

                                    EXHIBIT 3

                         ELECTION UNDER SECTION 83(b) OF

                        THE INTERNAL REVENUE CODE OF 1986

        The undersigned Taxpayer hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in alternative minimum taxable income for the Taxpayer's current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1.   TAXPAYER'S NAME:                __________________________________________

     SPOUSE'S NAME:                  __________________________________________

     TAXPAYER'S ADDRESS:             __________________________________________

     SPOUSE'S ADDRESS:               __________________________________________

                                     __________________________________________

     TAXPAYER IDENTIFICATION NUMBER: __________________________________________

     SPOUSE IDENTIFICATION NUMBER:   __________________________________________

2. The property with respect to which the election is made is described as follows: 900,000 shares of Common Stock of Amphora Discovery Corp., a Delaware Corporation (the "Company"), which is the corporation for whom the Taxpayer has performed services.

3. The date on which the shares were transferred was _____________, 20____, and this election is made for calendar year 20____.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of termination of services by the Purchaser to the Company.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $0.10 per share at the time of transfer.

6.   The amount (if any) paid for such shares was $0.10 per share.

7. The Taxpayer has submitted a copy of this statement to the Company as the Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS") (AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS) WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR ABOVE STATED. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: __________________________       _______________________________________
                                        Taxpayer's Signature

The undersigned spouse of Taxpayer joins in this election.

Dated: __________________________       _______________________________________
                                        Spouse's Signature





                                      -2-